[CDC NVEST FUNDS(SM) LOGO]
CDC IXIS Asset Managemnt Distributors

[GRAPHIC]

ANNUAL REPORT
JUNE 30, 2002

CDC NVEST CASH MANAGEMENT TRUST -
MONEY MARKET SERIES
Reich & Tang Asset Management

CDC NVEST TAX EXEMPT MONEY MARKET TRUST
Reich & Tang Asset Management

                               PRESIDENT'S LETTER

                                                                     AUGUST 2002

[PHOTO OF JOHN T. HAILER]

John T. Hailer
President
CDC Nvest Funds

"THIS CONSENSUS [ON THE OUTLOOK FOR THE ECONOMY] AMONG OUR GROWTH, VALUE, INTERNATIONAL, FIXED-INCOME AND REAL ESTATE SPECIALISTS GIVES US CONFIDENCE IN THE FUTURE OF THE INVESTMENT MARKETS."

Dear Shareholder:

For many investors, living in the post-bubble economy has meant taking a more jaded outlook on the world. The horror of September 11, the shock of scandals at Enron, Arthur Andersen and now WorldCom, coupled with continuing erratic performance of the financial markets, are enough to alter the hopes of even the most optimistic individual.

We at CDC Nvest Funds believe that this is precisely the time for optimism. A time to put fears and doubts aside and focus on the core investment principles that can help us weather short-term market disruptions and pursue long-term financial goals with confidence: Invest for the long-term, diversify your portfolio, and seek professional investment advice.

We recently turned to portfolio managers from 13 of our affiliated firms and unaffiliated business partners to ask for their outlook on the economy. These 58 experienced investment managers, representing a diverse cross section of investment disciplines and specialties, were positive about economic prospects for the rest of the year.

Normally, we look to our managers for their independent thinking and unique investment perspective. This consensus among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets. To help you gain a personal perspective on the current state of the economy, this report begins with a summary of economic activity in the past 12 months.

One of the key benefits of the multi-manager approach we apply to CDC Nvest Funds is the added flexibility it gives us to match management talent to specific investments. But our involvement does not end when a manager has been assigned to a fund. As an organization, we continually monitor the investment performance of each management team and we will make changes when appropriate.

Most recently we put this capability to work by appointing Harris Associates interim manager for CDC Nvest Growth and Income Fund, giving our shareholders access to the consistent value strategies that investors in The Oakmark Family of Funds have known for 25 years.

In considering the many challenges presented by today's quickly changing marketplace, we would like to recognize the efforts of the portfolio managers who are responsible for the CDC Nvest family of funds. They have demonstrated their ability to keep their investment decisions in line with fund objectives and to be responsive to an unpredictable investment market.

Sincerely,

/s/ John T. Hailer

               NOT FDIC INSURED    MAY LOSE VALUE     NO BANK GUARANTEE

                          CDC NVEST MONEY MARKET FUNDS

                                    ANNUALIZED SEVEN-DAY YIELDS -- JUNE 30, 2002

                                                                CLASS A, B & C
CDC Nvest Cash Management Trust -- Money Market Series              1.13%

                                                                  CLASS A & B
CDC Nvest Tax Exempt Money Market Trust                             0.48%

Yields will fluctuate with changes in market conditions.
The seven-day money market yield reflects the funds' current earnings more closely than total return.

                                   AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2002

CDC NVEST CASH MANAGEMENT TRUST -- MONEY MARKET SERIES

CLASS A (INCEPTION 7/10/78)                       1 YEAR         5 YEARS           10 YEARS
NET ASSET VALUE(1)                                 1.77%           4.34%             4.17%
CLASS B (INCEPTION 9/13/93)                       1 YEAR         5 YEARS        SINCE INCEPTION
NET ASSET VALUE(1)                                 1.77%           4.34%             4.36%
CLASS C (INCEPTION 3/1/98)                        1 YEAR      SINCE INCEPTION
NET ASSET VALUE(1)                                 1.77%           4.25%

CDC NVEST TAX EXEMPT MONEY MARKET TRUST

CLASS A (INCEPTION 4/21/83)                       1 YEAR         5 YEARS(2)        10 YEARS(2)
NET ASSET VALUE(1)                                 0.85%            2.65%            2.72%
CLASS B (INCEPTION 9/13/93)                       1 YEAR         5 YEARS(2)     SINCE INCEPTION(2)
NET ASSET VALUE(1)                                 0.85%            2.65%            2.84%

(1) These returns include reinvestment of distributions, represent past performance, and do not predict future results.
(2) The advisor waived certain fees during the period indicated and the fund's average annual returns would have been lower if these had not been waived.

These two funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although both funds seek to maintain a constant share price of $1.00, it is possible to lose money by investing in them.

CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES              CDC NVEST TAX EXEMPT MONEY MARKET TRUST
OBJECTIVE:                                                         OBJECTIVE:
Seeks maximum current income consistent                            Seeks current income exempt from federal
with preservation of capital and liquidity.                        income taxes, consistent with the preservation
                                                                   of capital and liquidity.

STRATEGY:                                                          STRATEGY:
Invests primarily in high-quality,                                 Focuses on high-quality, short-term,
short-term, U.S. and dollar-denominated                            U.S. municipal money market investments
foreign money market investments.                                  that pay interest exempt from federal income tax.

MANAGER:                                                           MANAGER:
Molly J. Flewharty,                                                Molly J. Flewharty,
Reich & Tang Asset Management                                      Reich & Tang Asset Management

                                                                ECONOMIC SUMMARY

Short-term interest rates, which heavily influence yields on money market funds, dropped significantly during the 12 months ended June 30, 2002. In an effort to avoid a recession, the Federal Reserve Board lowered the Discount Rate (the rate the Central Bank charges other banks on short-term loans) five times during the period. Short-term interest rates fell from 3.75% at the start of CDC Nvest Money Market Funds' fiscal year on July 1, 2001, to 1.75% at the end of June 2002.

After a downturn last year, the economy is showing signs of improvement. Economic growth stood at 2.7% for the fourth quarter of 2001 and rose to 5.0% for the first quarter of this year. So far, the estimate for the second quarter is 1.1% - slower, yet still positive. There has also been encouraging news on a variety of other fronts. Home sales are strong, consumer spending is high and manufacturing orders are on the upswing.

However, in the past a growing economy has produced a rising stock market, yet all major stock market averages are down for the year - the third consecutive year of falling prices. Threats of war in the Middle East, terrorism, corporate accounting scandals and historically high valuations have kept stocks from rallying. Estimates on how long it may take the market to turn around range from several quarters to several years.

On the fixed-income front, most bonds have had a lackluster year. Historically, inflation tends to remain relatively flat during the first year of a recovery, and to date in 2002 this seems to be the case. Yet lingering concerns about possible inflation and future interest-rate hikes have left bond indexes generally flat to down.

The last time the Fed cut rates was in December, and money market yields have since stabilized near historic lows. However, most experts agree that it is just a matter of time before the Fed begins raising rates once again. CDC Nvest Money Market Funds continue to seek an attractive combination of relative safety, liquidity and competitive income.

CDC NVEST CASH MANAGEMENT TRUST                           MANAGEMENT DISCUSSION

As of the end of CDC Nvest Cash Management Trust's fiscal year, which ended June 30, 2002, short-term interest rates had remained at their lowest levels in 40 years for six months. Although rates on money market securities are low, they continue to provide liquidity and stability of principal for shareholders. During the past year the fund maintained a constant price of $1.00 per share and provided a total return of 1.77%, based on the net asset value of Class A shares and $0.0175 per share in reinvested dividends. The fund's seven-day SEC yield as of the end of June was 1.13%.

AS INTEREST-RATE FORECASTS SHIFTED, FUND ADJUSTED MATURITIES

At the very beginning of your fund's fiscal year last July, we began to shorten the average maturity of the portfolio in anticipation of higher interest rates in the fall of 2001. However, in the aftermath of September 11, the Federal Reserve Board continued to lower rates in an effort to avoid a recession. Consequently, we shifted our strategy, gradually lengthening maturities to lock in higher yields for as long as possible.

In January of 2002, the Fed signaled a shift to a neutral cycle, and there was even speculation that interest rates might begin to climb again. However, we felt that the most likely Fed action at the time was to sit tight, so we maintained a conservative approach to average maturity, keeping it on the short side.

As your fund's fiscal year drew to a close, the short-term market reacted negatively to the news that the Fed was likely to leave rates unchanged for the time being, and we again extended average maturities. As of June 30, your fund's average maturity was 61 days, compared to 58 days at the mid-point in the year and 57 days one year ago.

MANAGER FAVORS COMMERCIAL PAPER, GOVERNMENT AGENCIES, VARIABLE-RATE SECURITIES

Commercial paper continues to constitute the bulk of the portfolio because that's where value and yields seem most attractive, no matter what the direction the economy and markets may take. Throughout the period, we also invested a portion of assets in U.S. government agency securities and variable-rate demand instruments, which allowed us to capitalize on higher yields without sacrificing safety.

FED EXPECTED TO REMAIN CAUTIOUS

Looking ahead, we believe that the Fed will maintain a cautious policy, waiting to see how the current economic recovery plays out. We will keep a watchful eye on the Fed's actions and the national economy so we can move quickly to take advantage of investment opportunities as they arise.

CDC NVEST TAX EXEMPT MONEY MARKET TRUST                   MANAGEMENT DISCUSSION

At today's low interest rates, the nominal yields on tax-exempt money market investments are low, but yields respond rapidly to changing interest rates. CDC Nvest Tax Exempt Money Market Trust invests a significant portion of assets in variable-rate notes - instruments that pay interest that is adjusted periodically - and we must respond to both market and seasonal changes in rates.

During the fiscal year that ended June 30, 2002, your fund maintained a constant price of $1.00 per share, providing a total return of 0.85%, based on the net asset value of Class A shares and $0.0084 in reinvested dividends. The fund's seven-day SEC yield as of the end of June was 0.48%, which is equivalent to a taxable yield of 0.78%, based on the highest 2002 federal tax bracket of 38.6%.

FUND STRATEGIES REFLECTED CHANGING MARKET TRENDS

During the past 12 months, we managed the fund's average maturity to take advantage of rate fluctuations that influenced the fixed-income markets in general. In July 2001, with the Federal Reserve Board still easing interest rates, we began to shorten average maturity to improve liquidity because we expected higher interest rates in the fall. However, in the aftermath of September 11, the Fed continued to lower rates in an effort to keep the economy afloat. We moved quickly to extend average maturity to lock in yields before they fell further. However, as December drew to a close, we shortened the fund's average maturity again to accommodate seasonal trends in the tax-exempt markets.

SEASONAL FACTORS ALSO REQUIRE ACTIVE MANAGEMENT

Typically each December, shareholders of tax-exempt money market funds redeem shares to meet year-end expenses or for other purposes. Since money market funds are the largest purchasers of variable-rate securities, demand for these securities drops off in December, sending prices down and rates up. Late March and early April is another period that brings large money market redemptions, as investors prepare to meet tax bills, with the same effect on the market - a temporary decrease in demand, lower prices, and higher yields.

In addition to accommodating these seasonal changes in shareholders' cash needs, our investment strategy capitalizes on short-term financing needs of municipalities, which also change on a seasonal basis. For example, June 30 is the end of the fiscal year for most municipalities, so the supply of newly issued, one-year, fixed-rate securities typically rises, and we add to the portfolio to capitalize on the increased supply, which generally results in attractive yields.

MANAGER SEES LITTLE CHANGE IN FED POLICY AHEAD

For the time being, we expect the Fed to maintain a hands-off policy on interest rates - provided inflation expectations remain at current, low levels. Tax-exempt rates should continue to reflect seasonal trends as well as shifts in Fed policy. As specialists in money market investing, we will put our experience and buying power to work to benefit shareholders as opportunities present themselves.

                        % OF NET ASSETS
                             AS OF

FIVE LARGEST STATES   6/30/02     12/31/01
TEXAS                  23.4%        24.3%
TENNESSEE              10.7          9.8
FLORIDA                 7.3          3.3
HAWAII                  6.2          3.5
ILLINOIS                5.7          5.2

THESE TWO FUNDS ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH BOTH FUNDS SEEK TO MAINTAIN A CONSTANT SHARE PRICE OF $1.00, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THEM.

THE PORTFOLIO MANAGER'S COMMENTARY REFLECTS THE CONDITIONS AND ACTIONS TAKEN DURING THE REPORTING PERIOD, WHICH ARE SUBJECT TO CHANGE. A SHIFT IN OPINION MAY RESULT IN STRATEGIC AND OTHER PORTFOLIO CHANGES.

SOME OF CDC NVEST TAX EXEMPT MONEY MARKET TRUST'S INCOME MAY BE SUBJECT TO FEDERAL AND STATE TAXES. CAPITAL GAINS ARE FULLY TAXABLE. INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX (AMT). SEE THE FUND'S PROSPECTUS FOR DETAILS.

                                   FINANCIAL
                                   STATEMENTS

                   CASH MANAGEMENT TRUST MONEY MARKET SERIES

Investments as of June 30, 2002

INVESTMENTS - 101.9% OF TOTAL NET ASSETS

PRINCIPAL         PRINCIPAL
 AMOUNT           DESCRIPTION                                                     VALUE (a)
-----------------------------------------------------------------------------------------------
                  COMMERCIAL PAPER -- 93.3% OF TOTAL NET ASSETS
                  Aerospace & Defense -- 2.8%
$15,000,000       BAE Systems Holdings, Inc., 1.790%, 9/24/2002                 $    14,936,604
                                                                                ---------------
                  AIRLINES -- 1.4%
  7,585,000       New York City, NY, Industrial Development Agency,
                  1.850%, 7/01/2008 (c)                                               7,585,000
                                                                                ---------------
                  ASSET-BACKED -- 4.1%
  7,000,000       Forrestal Funding Master Trust, 144A, 1.980%, 7/12/2002             6,995,765
 10,000,000       Long Lane Master Trust IV, 1.820%, 7/31/2002                        9,984,834
  5,000,000       Long Lane Master Trust IV, 1.840%, 8/13/2002                        4,989,011
                                                                                ---------------
                                                                                     21,969,610
                                                                                ---------------
                  BANKING -- 17.1%
 15,000,000       Banco Bradesco SA, 1.800%, 8/16/2002                               14,965,500
 10,000,000       Banco Rio de la Plata SA, 1.850%, 8/30/2002                         9,969,167
 25,000,000       KeyBank National Association, 1.896%, 11/01/2002                   24,984,364
 10,000,000       Societe Generale North America, 2.085%, 11/26/2002                  9,914,259
 16,500,000       Banco Continental de Panama SA, 1.980%, 12/06/2002                 16,356,615
  6,000,000       Banco Rio de la Plata SA, 2.270%, 12/09/2002                        5,939,066
  9,000,000       Banco Rio de la Plata SA, 2.250%, 3/06/2003                         8,860,500
                                                                                ---------------
                                                                                     90,989,471
                                                                                ---------------
                  BUILDING -- 6.6%
  1,325,000       Shayeson-Huff Properties LLC, 144A, 2.100%, 11/01/2016 (c)          1,325,000
  2,990,000       Cardiology Building Associates LLC, 2.000%, 10/01/2021 (c)          2,990,000
  2,700,000       J&M LLC, 2.039%, 10/01/2026 (c)                                     2,700,000
  3,130,000       MOB Management One LLC, 2.150%, 12/01/2026 (c)                      3,130,000
 17,450,000       MOB Management Two LLC, 2.150%, 12/01/2026 (c)                     17,450,000
  5,200,000       VWS McAdory Market LLC, 2.039%, 7/01/2027 (c)                       5,200,000
  2,065,000       Daniel Land Co., 2.039%, 10/01/2027 (c)                             2,065,000
                                                                                ---------------
                                                                                     34,860,000
                                                                                ---------------
                  CONTAINERS & PACKAGING -- 1.9%
 10,000,000       Florens Container, Inc., 1.830%, 7/23/2002                          9,988,816
                                                                                ---------------
                  EDUCATION -- 5.5%
 17,000,000       Yale University, 1.780%, 7/12/2002                                 16,990,754
 12,500,000       Board of Trustees of the Leland Stanford Junior University,
                  1.790%, 9/09/2002                                                  12,456,493
                                                                                ---------------
                                                                                     29,447,247
                                                                                ---------------
                  FINANCIAL SERVICES -- 22.1%
 10,000,000       Sigma Finance Corp., 1.770%, 7/08/2002                              9,996,558
 11,772,000       Delaware Funding Corp., 1.780%, 7/09/2002                          11,767,343
 10,000,000       Three Rivers Funding Corp., 1.780%, 7/15/2002                       9,993,078
  5,000,000       Falcon Asset Securitization Corp., 1.780%, 7/17/2002                4,996,044
  5,000,000       Variable Funding Capital Corp., 1.780%, 7/19/2002                   4,995,550
  3,070,000       Fountain Square Commercial Funding Corp., 1.800%, 7/31/2002         3,065,395
  2,000,000       Private Export Funding Corp., 1.860%, 8/06/2002                     1,996,280
 10,000,000       Pemex Capital, Inc., 1.900%, 8/07/2002                              9,980,489
 10,000,000       General Electric Capital Corp., 2.140%, 8/14/2002                   9,973,836
 10,000,000       Enterprise Funding Corp., 1.780%, 8/15/2002                         9,977,750
 10,000,000       Swedish Export Credit, 1.810%, 8/15/2002                            9,977,375
  8,000,000       Sigma Finance, Inc., 1.820%, 8/16/2002                              7,981,395
  5,000,000       Sigma Finance Corp., 1.800%, 8/19/2002                              4,987,750
 10,000,000       Pemex Capital, Inc., 1.930%, 10/28/2002                             9,936,203
  2,500,000       SSK Co. LLC, 2.100%, 11/01/2021 (c)                                 2,500,000
  2,100,000       The Jobs Co. LLC, 2.060%, 2/01/2022 (c)                             2,100,000
  3,575,000       Alpine Capital Investments LLC, 2.150%, 9/15/2027 (c)               3,575,000
                                                                                ---------------
                                                                                    117,800,046
                                                                                ---------------
                  HEAVY MACHINERY -- 4.7%
 15,000,000       Caterpillar Financial Services Corp., Medium Term Note,
                  2.060%, 7/09/2002                                                  15,000,000
$10,000,000       Caterpillar Financial Services Corp., 2.080%, 12/16/2002            9,902,933
                                                                                ---------------
                                                                                     24,902,933
                                                                                ---------------
                  HOSPITAL -- 0.8%
  3,985,000       Birmingham, AL, Special Care Facilities Financing Authority,
                  2.039%, 9/01/2018 (c)                                               3,985,000
                                                                                ---------------
                  INSURANCE -- 1.9%
 10,000,000       Dean Health Systems, Inc., 1.780%, 7/12/2002                        9,994,561
                                                                                ---------------
                  MISCELLANEOUS -- 1.9%
 10,000,000       CSN Overseas, 1.900%, 10/16/2002                                    9,943,528
                                                                                ---------------
                  MULTI-FAMILY -- 4.1%
  5,000,000       Connecticut Housing Finance Authority, 1.800%, 5/15/2033 (c)        5,000,000
  2,500,000       New York City, NY, Housing Development Corp.,
                  1.850%, 1/15/2034 (c)                                               2,500,000
 10,000,000       New York Housing Finance Agency, 1.850%, 11/01/2034 (c)            10,000,000
  4,544,838       Los Angeles, CA, Community Redevelopment Agency,
                  2.000%, 12/15/2034 (c)                                              4,544,838
                                                                                ---------------
                                                                                     22,044,838
                                                                                ---------------
                  POOLED FUNDS -- 1.3%
  7,000,000       California Pollution Control Financing Authority, 2.000%,
                  7/01/2002                                                           7,000,000
                                                                                ---------------
                  POWER -- 4.7%
 10,000,000       Nebraska Public Power District, 1.790%, 7/10/2002                  10,000,000
 10,000,000       Nebraska Public Power District, 1.820%, 7/10/2002                  10,000,000
  5,000,000       Nebraska Public Power District, 1.800%, 8/08/2002                   5,000,000
                                                                                ---------------
                                                                                     25,000,000
                                                                                ---------------
                  PUBLIC POWER/UTILITY -- 3.6%
 19,000,000       New Jersey Economic Development Authority, 1.850%,
                  9/01/2021 (c)                                                      19,000,000
                                                                                ---------------
                  SPECIAL PURPOSES ENTITY -- 4.7%
 25,000,000       Special Purpose Accounts Receivable Cooperative Corp.,
                  1.810%, 8/21/2002                                                  24,935,896
                                                                                ---------------
                  TEMPORARY NOTES -- 0.9%
  5,000,000       Mississippi, 2.850%, 3/14/2003                                      5,001,524
                                                                                ---------------
                  U.S. GOVERNMENT AGENCIES -- 3.2%
  5,000,000       Federal Home Loan Mortgage Corp., 2.100%, 2/14/2003                 5,000,000
  2,000,000       Federal Farm Credit Bank Discount Notes, 2.550%, 3/07/2003          1,964,732
  5,000,000       Federal Home Loan Bank Discount Notes, 2.330%, 4/24/2003            4,903,886
  5,000,000       Student Loan Marketing Association, Medium Term Note,
                  2.600%, 7/02/2003                                                   5,002,694
                                                                                ---------------
                                                                                     16,871,312
                                                                                ---------------
                  Total Commercial Paper (Cost $496,256,386)                        496,256,386
                                                                                ---------------
                  CERTIFICATES OF DEPOSIT -- 5.6%
 10,000,000       Harris Trust & Savings Bank, 2.560%, 10/04/2002                    10,020,086
 10,000,000       Harris Trust & Savings Bank, 2.200%, 11/01/2002                     9,999,395
  5,000,000       Abbey National Treasury Services PLC, 2.700%, 12/27/2002            4,999,772
  5,000,000       Rabobank Nederland NV NY, 2.620%, 5/16/2003                         4,999,568
                                                                                ---------------
                  Total Certificates of Deposit (Cost $30,018,821)                   30,018,821
                                                                                ---------------
                  TIME DEPOSITS -- 1.1%
  5,800,000       National Bank of Canada Time Deposit, 1.938%, 7/01/2002             5,800,000
                                                                                ---------------
                  Total Time Deposits (Cost $5,800,000)                               5,800,000
                                                                                ---------------
                  SHORT TERM INVESTMENT -- 1.9%
 10,010,013       Repurchase Agreement with Investors Bank & Trust Co dated
                  6/28/02 at 1.25% to be repurchased at $10,011,056 on
                  7/01/2002, collateralized by $10,200,555 Federal Home Lo an
                  Mortgage Bond, 6.746%, due 6/01/2026 valued at $10,510,958.        10,010,013
                                                                                ---------------
                  Total Short Term Investment (Cost $10,010,013)                     10,010,013
                                                                                ---------------
                     Total Investments -- 101.9%(Identified Cost
                     $542,085,220) (b)                                              542,085,220
                     Other assets less liabilities                                  (10,037,653)
                                                                                ---------------
                     Total Net Assets -- 100.0%                                 $   532,047,567
                                                                                ===============

(a)  See Note 2a of Notes to Financial Statements.
(b) The aggregate cost for federal income tax purposes was $542,085,220. At June 30, 2002, the components of distributable earnings, on a tax basis consisted of $206,384 of undistributed ordinary income and $0 of long-term capital gains.
(c) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
     These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Maturity dates shown represent the ultimate maturity of the note.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,320,765 or 1.6% of net assets.

                See accompanying notes to financial statements.

                          TAX EXEMPT MONEY MARKET TRUST

Investments as of June 30, 2002

INVESTMENTS -- 99.7% OF TOTAL NET ASSETS

 PRINCIPAL
  AMOUNT          DESCRIPTION                                                     VALUE (a)
-----------------------------------------------------------------------------------------------
                  ALASKA -- 5.7%
$   690,000       Alaska Industrial Development & Export Authority,
                  1.750%, 7/01/2003                                             $       690,000
    205,000       Alaska Industrial Development & Export Authority,
                  1.750%, 7/01/2005 (c)                                                 205,000
     95,000       Alaska Industrial Development & Export Authority,
                  1.750%, 7/01/2005 (c)                                                  95,000
    255,000       Alaska Industrial Development & Export Authority,
                  1.750%, 7/01/2006 (c)                                                 255,000
    120,000       Alaska Industrial Development & Export Authority,
                  1.750%, 7/01/2007 (c)                                                 120,000
    230,000       Alaska Industrial Development & Export Authority,
                  1.750%, 7/01/2007 (c)                                                 230,000
    400,000       Alaska Industrial Development & Export Authority,
                  1.750%, 7/01/2012 (c)                                                 400,000
    200,000       Valdez, AK, Marine Terminal,
                  1.100%, 7/01/2037 (c)                                                 200,000
                                                                                ---------------
                                                                                      2,195,000
                                                                                ---------------
                  COLORADO -- 2.6%
  1,000,000       Regional Transportation District, Sales Tax,
                   5.000%, 11/01/2002                                                 1,009,421
                                                                                ---------------
                  DISTRICT OF COLUMBIA -- 0.5%
    200,000       District of Columbia,
                  2.000%, 6/01/2003                                                     200,000
                                                                                ---------------
                  FLORIDA -- 7.3%
  1,000,000       Sarasota County, FL, Public Hospital District,
                  1.300%, 8/08/2002                                                   1,000,000
    400,000       Sarasota County, FL, Public Hospital District,
                  1.650%, 8/08/2002                                                     400,000
  1,420,000       Palm Beach County, FL, Industrial Development,
                  1.500%, 11/01/2011 (c)                                              1,420,000
                                                                                ---------------
                                                                                      2,820,000
                                                                                ---------------
                  GEORGIA -- 1.6%
    600,000       Burke County, GA, Development Authority, Pollution Control,
                  1.150%, 7/01/2024 (c)                                                 600,000
                                                                                ---------------
                  HAWAII -- 6.2%
    500,000       Honolulu, HI, City & County,
                  1.350%, 8/07/2002                                                     500,000
  1,875,000       Honolulu, HI, City & County,
                  2.850%, 12/04/2002                                                  1,882,328
                                                                                ---------------
                                                                                      2,382,328
                                                                                ---------------
                  ILLINOIS -- 5.7%
  2,200,000       McCook, IL,
                  1.300%, 12/01/2021 (c)                                              2,200,000
                                                                                ---------------
                  INDIANA -- 2.6%
  1,000,000       Indiana Bond Bank,
                  2.250%, 1/22/2003                                                   1,003,320
                                                                                ---------------
                  MARYLAND -- 3.9%
  1,500,000       Baltimore County, MD, Metropolitan District,
                  1.600%, 7/10/2002                                                   1,500,000
                                                                                ---------------
                  MICHIGAN -- 5.2%
  2,000,000       Holt, MI, Public Schools,
                  1.150%, 5/01/2030 (c)                                               2,000,000
                                                                                ---------------
                  NEVADA -- 2.7%
  1,000,000       Clark County, NV, School District,
                  5.000%, 6/15/2003                                                   1,031,158
                                                                                ---------------
                  NEW HAMPSHIRE -- 1.3%
    500,000       Merrimack County, NH,
                  1.850%, 12/27/2002                                                    500,362
                                                                                ---------------
                  NEW MEXICO -- 1.0%
    400,000       Hurley, NM, Pollution Control,
                  1.850%, 12/01/2015 (c)                                                400,000
                                                                                ---------------
                  OHIO -- 2.6%
  1,000,000       University of Akron, OH,
                  2.500%, 6/26/2003                                                   1,007,754
                                                                                ---------------
                  PENNSYLVANIA -- 5.2%
  2,000,000       Quakertown, PA, Hospital Authority,
                  1.200%, 7/01/2005 (c)                                               2,000,000
                                                                                ---------------
                  TENNESSEE -- 10.7%
  1,900,000       Shelby County, TN,
                  1.500%, 7/09/2002                                                   1,900,000
  2,200,000       Blount County, TN, Industrial Development Board,
                  1.500%, 8/01/2008 (c)                                               2,200,000
                                                                                ---------------
                                                                                      4,100,000
                                                                                ---------------
                  TEXAS -- 23.4%
  1,000,000       San Antonio, TX, Water System,
                  1.200%, 7/09/2002                                                   1,000,000
    900,000       Harris County, TX,
                  1.300%, 8/08/2002                                                     900,000
    600,000       Harris County, TX,
                  1.650%, 8/08/2002                                                     600,000
  1,295,000       Texas, Sate Tax and Revenue Anticipation
                  3.750%, 8/29/2002                                                   1,297,762
  2,100,000       Montgomery County, TX, Industrial Development Authority,
                  1.600%, 8/01/2017 (c)                                               2,100,000
  2,100,000       San Antonio, TX, Airport System,
                  1.400%, 4/01/2020 (c)                                               2,100,000
  1,000,000       Mansfield, TX, Industrial Development Corp.,
                  1.430%, 11/01/2026 (c)                                              1,000,000
                                                                                ---------------
                                                                                      8,997,762
                                                                                ---------------
                  UNITED STATES -- 2.7%
  1,045,000       Puttable Floating Option Tax-Exempt Receipts,
                  2.950%, 1/01/2032 (c)                                               1,044,960
                                                                                ---------------
                  UTAH -- 2.6%
  1,000,000       Intermountain Power Agency,
                  1.500%, 7/01/2018 (c)                                               1,000,000
                                                                                ---------------
                  WISCONSIN -- 3.6%
  1,000,000       Bruce, WI, School District,
                  3.250%, 7/29/2002                                                   1,000,297
    400,000       Waukesha, WI,
                  3.000%, 10/01/2002                                                    400,494
                                                                                ---------------
                                                                                      1,400,791
                                                                                ---------------
                  WYOMING -- 2.6%
  1,000,000       Sweetwater County, WY, Pollution Control,
                  1.550%, 7/10/2002                                                   1,000,000
                                                                                ---------------
                     Total Investments -- 99.7%
                     (Identified Cost $38,392,856) (b)                               38,392,856
                     Other assets less liabilities                                      104,204
                                                                                ---------------
                     Total Net Assets -- 100%                                   $    38,497,060
                                                                                ===============

(a)  See Note 2a of Notes to Financial Statements.

(b) The aggregate cost for federal income tax purposes was $38,392,856. At June 30, 2002 the Fund had a capital loss carryover of approximately $7,652, which expires on June 30, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations. At June 30, 2002, the components of distributable earnings, on a tax basis consisted of $61,050 of undistributed ordinary income and $0 of long-term capital gains.

(c) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Maturity dates shown represent the ultimate maturity of the note.

                See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

June 30, 2002

                                                         CASH MANAGEMENT TRUST  TAX EXEMPT
                                                              MONEY MARKET     MONEY MARKET
                                                                 SERIES           TRUST
                                                              ------------     ------------
ASSETS
  Investments, at value (Identified cost $542,085,220
     and $38,392,856, respectively)                           $542,085,220     $ 38,392,856
  Cash                                                                  --           69,911
Receivable for:
  Shares sold                                                    2,267,739           83,611
  Interest                                                         829,095          174,330
                                                              ------------     ------------
                                                               545,182,054       38,720,708
                                                              ------------     ------------
LIABILITIES
  Payable for:
     Shares redeemed                                            12,513,418          113,806
  Accrued expenses:
     Management fees                                               178,037           12,869
     Deferred Trustees' fees                                       120,841           44,705
     Transfer agent                                                190,000           13,950
     Accounting and administrative fees                             23,648            2,061
     Other expenses                                                108,543           36,257
                                                              ------------     ------------
                                                                13,134,487          223,648
                                                              ------------     ------------
NET ASSETS                                                    $532,047,567     $ 38,497,060
                                                              ============     ============
  Net assets consist of:
     Paid in capital                                          $531,962,025     $ 38,488,367
     Undistributed net investment income                            66,294           16,345
     Accumulated net realized gains (losses)                        19,248           (7,652)
                                                              ------------     ------------
NET ASSETS                                                    $532,047,567     $ 38,497,060
                                                              ============     ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
     Net assets                                               $499,220,769     $ 38,227,989
                                                              ============     ============
     Shares of beneficial interest                             499,137,921       38,218,884
                                                              ============     ============
     Net asset value and redemption price per share           $       1.00     $       1.00
                                                              ============     ============
  Class B shares:
     Net assets                                               $ 29,338,686     $    269,071
                                                              ============     ============
     Shares of beneficial interest                              29,336,840          269,009
                                                              ============     ============
     Net asset value and redemption price per share           $       1.00     $       1.00
                                                              ============     ============
  Class C shares:
     Net assets                                               $  3,488,112     $         --
                                                              ============     ============
     Shares of beneficial interest                               3,487,486               --
                                                              ============     ============
     Net asset value and redemption price per share           $       1.00     $         --
                                                              ============     ============

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended June 30, 2002

                                                         CASH MANAGEMENT TRUST           TAX EXEMPT
                                                             MONEY MARKET               MONEY MARKET
                                                                SERIES                      TRUST
                                                             -------------              ------------
INVESTMENT INCOME
   Interest                                                  $  14,673,665               $    850,965
                                                             -------------               ------------

   Expenses
     Management fees                                             2,228,197                    168,774
     Trustees' fees and expenses                                    33,025                      9,990
     Accounting and administrative                                 277,532                     21,564
     Custodian fees                                                116,085                     36,589
     Transfer agent                                              2,060,488                    160,810
     Audit and tax services                                         29,262                     29,802
     Legal fees                                                     31,369                        169
     Printing                                                       89,071                      7,858
     Registration fees                                             105,338                     48,392
     Miscellaneous                                                  35,471                      3,426
                                                             -------------               ------------
   Total expenses before reductions                              5,005,838                    487,374
     Less reductions                                                    --                       (304)
                                                             -------------               ------------
   Net expenses                                                  5,005,838                    487,070
                                                             -------------               ------------
NET INVESTMENT INCOME                                            9,667,827                    363,895
                                                             -------------               ------------

REALIZED GAIN (LOSS) ON INVESTMENTS
     Realized gain (loss) on investments - net                      19,248                         --
                                                             -------------               ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONSS       $   9,687,075               $    363,895
                                                             =============               ============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       CASH MANAGEMENT TRUST                 TAX EXEMPT
                                                                        MONEY MARKET SERIES              MONEY MARKET TRUST
                                                                    --------------------------       --------------------------
                                                                         YEAR ENDED JUNE 30,              YEAR ENDED JUNE 30,
                                                                       2002            2001             2002            2001
                                                                    -----------    -----------       -----------    -----------
FROM OPERATIONS
   Net investment income                                           $  9,667,827  $    32,163,182      $    363,895   $  1,770,647

   Net realized gain on investments                                      19,248           15,342                --             --
                                                                   ------------  ---------------      ------------   ------------
   Increase in net assets resulting from operations                   9,687,075       32,178,524           363,895      1,770,647
                                                                   ------------  ---------------      ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income (a)
     Class A                                                         (9,133,092)     (30,887,572)         (361,484)    (1,774,438)

     Class B                                                           (482,242)      (1,146,200)           (2,411)        (8,509)
     Class C                                                            (57,910)        (188,108)               --             --
                                                                   ------------  ---------------      ------------   ------------
                                                                     (9,673,244)     (32,221,880)         (363,895)    (1,782,947)
                                                                   ------------  ---------------      ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS (b)
   Proceeds from the sale of shares                                 773,190,735    1,095,775,348        35,818,308     73,468,696
   Net asset value of shares issued in connection with the
     reinvestment of dividends from net investment income and
     distributions from net realized gains                            9,444,340       31,236,257           355,426      1,739,041
   Cost of shares redeemed                                         (795,752,837)  (1,353,576,681)      (45,134,739)   (99,722,208)
                                                                   ------------  ---------------      ------------   ------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS      (13,117,762)    (226,565,076)       (8,961,005)   (24,514,471)
                                                                   ------------  ---------------      ------------   ------------

Total decrease in net assets                                        (13,103,931)    (226,608,432)       (8,961,005)   (24,526,771)

NET ASSETS

   Beginning of year                                                545,151,498      771,759,930        47,458,065     71,984,836
                                                                   ------------  ---------------      ------------   ------------
   End of year                                                     $532,047,567  $   545,151,498      $ 38,497,060   $ 47,458,065
                                                                   ============  ===============      ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME                                $     66,294  $        64,699      $     16,345   $     16,345
                                                                   ============  ===============      ============   ============

(a) Amounts distributed include a net realized short-term gain of $8,450 and $15,342 for the Cash Management Trust Money Market Series for the years ended June 30, 2002 and June 30, 2001, respectively.

(b) Shares of the series are sold and redeemed at Net Asset Value ($1.00).

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                        INCOME FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                      --------------------------------------     ----------------------------------
                          NET ASSET
                            VALUE,                 NET REALIZED                  DIVIDENDS     DISTRIBUTIONS
                          BEGINNING       NET    AND UNREALIZED   TOTAL FROM       FROM          FROM NET
                              OF      INVESTMENT GAIN (LOSS) ON   INVESTMENT  NET INVESTMENT     REALIZED         TOTAL
                          THE PERIOD    INCOME     INVESTMENTS    OPERATIONS      INCOME       CAPITAL GAINS  DISTRIBUTIONS
                          ----------  ---------- --------------   ----------  --------------   -------------  -------------
CASH MANAGEMENT TRUST- MONEY MARKET SERIES
------------------------------------------
   Class A,B,C
   6/30/2002              $   1.00    $   0.02      $  --         $    0.02     $   (0.02)(b)      $  --         $  (0.02)
   6/30/2001                  1.00        0.05         --              0.05         (0.05)(b)         --            (0.05)
   6/30/2000                  1.00        0.05         --              0.05         (0.05)(b)         --            (0.05)
   6/30/1999                  1.00        0.04         --              0.04         (0.04)(b)         --            (0.04)
   6/30/1998(a)               1.00        0.05         --              0.05         (0.05)            --            (0.05)

TAX EXEMPT MONEY MARKET TRUST
-----------------------------

   Class A,B
   6/30/2002              $   1.00    $   0.01      $  --           $  0.01    $    (0.01)        $   --        $   (0.01)
   6/30/2001                  1.00        0.03         --              0.03         (0.03)            --            (0.03)
   6/30/2000                  1.00        0.03         --              0.03         (0.03)(b)         --            (0.03)
   6/30/1999                  1.00        0.03         --              0.03         (0.03)            --            (0.03)
   6/30/1998                  1.00        0.03         --              0.03         (0.03)            --            (0.03)



                            NET ASSET
                              VALUE,       TOTAL
                              END OF      RETURN
                             THE PERIOD     (%)
                             ----------   ------
CASH MANAGEMENT TRUST- MONEY MARKET SERIES
------------------------------------------
   Class A,B,C
   6/30/2002                 $  1.00       1.8
   6/30/2001                    1.00       5.4
   6/30/2000                    1.00       5.1
   6/30/1999                    1.00       4.6
   6/30/1998(a)                 1.00       5.0

TAX EXEMPT MONEY MARKET TRUST
-----------------------------

   Class A,B
   6/30/2002                 $  1.00       0.9
   6/30/2001                    1.00       3.2(c)
   6/30/2000                    1.00       3.1(c)
   6/30/1999                    1.00       2.8(c)
   6/30/1998                    1.00       3.3(c)

The subadviser to the Trusts prior to June 1, 2001 was Back Bay Advisors, L.P. Effective June 1, 2001, Reich & Tang Asset Management, LLC became the subadviser to the Trusts.
(a)  Class C commenced operations March 1, 1998.
(b)  Including net realized gain (loss) on investments.
(c) Had certain expenses not been reduced during the period, total returns would have been lower.
(d)  After giving effect to an expense limitation and fee waiver.
(e) Tax Exempt Money Market Trust had Custodian fee credits totalling $304 during the year ended June 30, 2002.

                See accompanying notes to financial statements.

                                     RATIOS TO AVERAGE NET ASSETS:
                                     --------------------------

                           NET ASSETS,                  EXPENSES AFTER      NET
                             END OF                         EXPENSE      INVESTMENT
                           THE PERIOD      EXPENSES       REDUCTIONS       INCOME
                             (000'S)          (%)             (%)            (%)
                          -----------     -----------    -----------      --------
CASH MANAGEMENT TRUST- MONEY MARKET SERIES
------------------------------------------
   Class A,B,C
   6/30/2002             $    532,048         0.91            0.91          1.75
   6/30/2001                  545,151         0.84            0.84          5.27
   6/30/2000                  603,916         0.84            0.84          4.96
   6/30/1999                  664,609         0.84            0.84          4.46
   6/30/1998(a)               607,406         0.84            0.84          4.88

TAX EXEMPT MONEY MARKET TRUST
-----------------------------
   Class A,B
   6/30/2002            $      38,497         1.16            1.16(e)       0.86
   6/30/2001                   47,458         0.86(d)         0.86(d)       3.20
   6/30/2000                   71,964         0.65(d)         0.65(d)       3.10
   6/30/1999                   84,879         0.65(d)         0.65(d)       2.76
   6/30/1998                   73,798         0.60(d)         0.60(d)       3.23

                                    NOTES TO
                              FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended June 30, 2002

1. ORGANIZATION. CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust.

CDC Nvest Cash Management Trust - Money Market Series (the "CMT Money Market Series") offers Class A, Class B and Class C shares. The Trust seeks maximum current income consistent with preservation of capital and liquidity.

 CDC Nvest Tax Exempt Money Market Trust (the "Tax Exempt Money Market Trust") offers Class A and Class B shares. The Trust seeks current income exempt from federal income taxes consistent with the preservation of capital and liquidity.

Shares of the Trusts are sold without a front end sales charge. Shares acquired by exchange of shares of another CDC Nvest stock or bond fund may be subject to a contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Trust in the preparation of its financial statements. The Trusts' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America that require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. SECURITY VALUATION. The Trusts employ the amortized cost method of security valuation as set forth in Rule 2a-7 under the Investment Company Act of 1940 which, in the opinion of the Trustees of each Trust, represents the fair value of the particular security. The amortized cost of a security is determined by valuing it at original cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

b. REPURCHASE AGREEMENTS. The Trusts, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Trusts' policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Trust's ability to dispose of the underlying security.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date and interest income is recorded on an accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

d. FEDERAL INCOME TAXES. Each Trust intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its taxable and tax exempt income. Distributions from short-term capital gains are treated as ordinary income for tax purposes. Accordingly, no provision for federal income tax has been made.

e. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are declared daily to shareholders of record at the time and are paid monthly. Long-term gain distributions, if any, will be made annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to deferred Trustee fees.

f. OTHER. Each Trust invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest rating categories of a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Trusts to meet their obligations may be affected by foreign, economic, political and legal developments in the case of foreign banks, foreign branches, or subsidiaries of U.S. banks, or domestic economic developments in a specific industry, state or region.

3. INVESTMENT TRANSACTIONS. For the year ended June 30, 2002, purchases and sales or maturities of short-term obligations (including securities purchased subject to repurchase agreements) were as follows:

     TRUST                                  PURCHASES                    SALES
------------------------                 -------------             --------------
CMT Money Market Series               $10,150,562,556            $10,171,322,381
Tax Exempt Money Market Trust              90,790,244               100,995,000

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

a. MANAGEMENT FEES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Trusts. Under the terms of the management agreements, each Trust pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Trust's average daily net assets:

                                                 PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                   ---------------------------------------------------------------
                                      FIRST         NEXT         NEXT           NEXT          NEXT         OVER
   TRUST                         $100 MILLION  $400 MILLION  $500 MILLION  $500 MILLION  $500 MILLION   $2 BILLION
   -----                         ------------  ------------  ------------  ------------  ------------   ----------
CMT Money Market Series              0.400%        0.400%        0.375%        0.325%        0.275%        0.225%
Tax Exempt Money Market Trust        0.400%        0.300%        0.300%        0.300%        0.300%        0.300%

For the period from July 1, 2001 to September 30, 2001, the management fee for CMT Money Market Series was as follows:

                                     0.425%        0.425%        0.400%        0.350%        0.300%        0.250%

For the year ended June 30, 2002, the management fees for each Trust were as follows:

                                   MANAGEMENT           PERCENTAGE OF AVERAGE
     TRUST                             FEE                DAILY NET ASSETS
     -----                             ---                ----------------
CMT Money Market Series             $ 2,228,197                 0.400%
Tax Exempt Money Market Trust           168,774                 0.400%

CDC IXIS Advisers has entered into separate subadvisory agreements for each Trust with Reich & Tang Asset Management, LLC ("Reich & Tang"). Payments to CDC IXIS Advisers are reduced by payments to the subadviser. CDC IXIS Advisers and Reich & Tang are wholly owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Trusts.

b. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Trusts and has subcontracted with Investors Bank and Trust Company to serve as subadministrator. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I and CIS, each Trust pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

                  (1) PERCENTAGE OF ELIGIBLE AVERAGE DAILY NET ASSETS
                      -----------------------------------------------
                            FIRST        NEXT         OVER
                         $5 BILLION   $5 BILLION   $10 BILLION
                         ----------   ----------   -----------
                           0.0350%      0.0325%      0.0300%

                      or

                  (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the year ended June 30, 2002, fees paid to CIS for accounting and administrative expense were as follows:

                                  ACCOUNTING
                                     AND          PERCENTAGE OF AVERAGE
     TRUST                     ADMINISTRATIVE       DAILY NET ASSETS
 -----------------------         -----------        ----------------
CMT Money Market Series           $ 277,146             0.050%
Tax Exempt Money Market Trust        21,178             0.051%

c. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Trust and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Trust pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

               (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in money market funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                             FIRST             NEXT             OVER
                         $650 MILLION       $5 BILLION      $5.65 BILLION
                         ------------       ----------      -------------
                            0.239%            0.200%           0.195%

                    Each Class of shares is subject to an annual class minimum of $18,000.

                    or

               (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $1.5 million.

In addition, pursuant to other servicing agreements, the classes pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Trusts for out-of-pocket expenses. For the year ended June 30, 2002, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                  TRANSFER
                                    AGENT
     TRUST                           FEE
-----------------------          --------
CMT Money Market Series        $1,421,393
Tax Exempt Money Market Trust     124,186

d. TRUSTEES FEES AND EXPENSES. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management North America L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Trust.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Trusts or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Trusts until distributed in accordance with the Plan.

5. CONCENTRATION OF CREDIT. At June 30, 2002, the Tax Exempt Money Market Trust had the following concentrations by revenue source in excess of 10% of the Trust's total net assets: Pooled Funds (12.22%), and Manufacturing (11.19%). The Trust also had more than 10% of its total net assets invested in tax-exempt obligations of Texas (23.4%) and Tennessee (10.7%).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "Trusts") at June 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 6 , 2002

                              TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                          POSITION(S) HELD WITH                                       NUMBER OF PORTFOLIOS IN
                                      FUND, LENGTH OF TIME SERVED       PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS                    AND TERM OF OFFICE(1)            DURING PAST 5 YEARS         OTHER DIRECTORSHIPS HELD
---------------------                    ---------------------            -------------------         ------------------------
INDEPENDENT TRUSTEES
--------------------

GRAHAM T. ALLISON, JR. (62)                Trustee (2)(3);           Douglas Dillon Professor and     27; Director, Taubman
399 Boylston Street                            18 years              Director for the Belfer Center   Centers, Inc.; Board
Boston, MA 02116                                                     of Science and International     Member, USEC Inc.
                                                                     Affairs, John F. Kennedy
                                                                     School of Government,
                                                                     Harvard University

DANIEL M. CAIN (57)                     Trustee, Chairman (1);       President and CEO, Cain          27; Trustee for Universal
452 Fifth Avenue                               6 years               Brothers & Company, Incor-       Health Realty Income Trust;
New York, NY 10018                                                   porated (investment banking)     Director, eBenX, Inc.;
                                                                                                      Director, PASC

KENNETH J. COWAN (70)                  Trustee, Chairman (2)(3);     Retired                          27;
399 Boylston Street                             27 years                                              None
Boston, MA 02116

RICHARD DARMAN (59)                         Trustee (2)(3);          Partner, The Carlyle Group       27; Director, Frontier
1001 Pennsylvania Ave., N.W.                    6 years              (investments); Professor,        Ventures Corporation;
Washington, D.C. 20004                                               John F. Kennedy School of        Director, Neptune
                                                                     Government, Harvard              Communications Corporation;
                                                                     University                       Director, Enumerate Solutions,
                                                                                                      Inc.

SANDRA O. MOOSE (60)                          Trustee (1);           Senior Vice President and        27; Director, Verizon
One Exchange Place                              20 years             Director, The Boston             Communications; Director,
Boston, MA 02109                                                     Consulting Group, Inc.           Rohm and Haas Company
                                                                     (management consulting)

JOHN A. SHANE (69)                            Trustee (1);           President, Palmer Service        27; Director, Arch Commun
200 Unicorn Park Drive                          20 years             Corporation (venture capital     -ications Group, Inc.;
Woburn, MA 01801                                                     organization)                    Director, Eastern Bank
                                                                                                      Corporation; Director, Gensym
                                                                                                      Corporation; Director,
                                                                                                      Overland Data, Inc.

PENDLETON P. WHITE (71)                     Trustee (2)(3);          Retired                          27;
6 Breckenridge Lane                             21 years                                              None
Savannah, GA 31411

JOHN T. HAILER (41)                       President, Trustee;        President and Chief Executive    27;
399 Boylston Street                             2 years              Officer, CDC IXIS Asset          None(2)
Boston, MA 02116                                                     Management Distributors,
                                                                     L.P.; Senior Vice President,
                                                                     Fidelity Investments

PETER S. VOSS (55)                      Chairman of the Board,       Director, President and Chief    27;
399 Boylston Street                             Trustee;             Executive Officer, CDC IXIS      Trustee of Harris
Boston, MA 02116                                10 years             Asset Management North           Associates Investment
                                                                     America, L.P.;                   Trust(3)

                                          POSITION(S) HELD WITH                                       NUMBER OF PORTFOLIOS IN
                                      FUND, LENGTH OF TIME SERVED       PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS                    AND TERM OF OFFICE(1)            DURING PAST 5 YEARS         OTHER DIRECTORSHIPS HELD
---------------------                    ---------------------            -------------------         ------------------------
OFFICERS
--------

THOMAS P. CUNNINGHAM (56)                     Treasurer;             Senior Vice President, CDC       27;
399 Boylston Street                         Not Applicable           IXIS Asset Management            None
Boston, MA 02116                                                     Services; Senior Vice
                                                                     President, CDC IXIS Asset
                                                                     Management Advisers; Vice
                                                                     President, Allmerica
                                                                     Financial Life Insurance and
                                                                     Annuity Company;
                                                                     Treasurer, Allmerica
                                                                     Investment Trust; Vice
                                                                     President, First Data
                                                                     Investor Services Group

JOHN E. PELLETIER (37)                   Secretary and Clerk;        Senior Vice President,           27;
399 Boylston Street                          Not Applicable          General Counsel, Secretary       None
Boston, MA 02116                                                     and Clerk, CDC IXIS
                                                                     Distribution Corporation;
                                                                     Senior Vice President,
                                                                     General Counsel, Secretary
                                                                     and Clerk, CDC IXIS Asset
                                                                     Management Distributors,
                                                                     L.P.; Senior Vice President,
                                                                     General Counsel, Secretary
                                                                     and Clerk, Asset
                                                                     Management Advisers, L.P.;
                                                                     Executive Vice President,
                                                                     General Counsel, Secretary,
                                                                     Clerk and Director, CDC
                                                                     IXIS Asset Management
                                                                     Services, Inc.; Senior Vice
                                                                     President and General
                                                                     Counsel, Boston
                                                                     Institutional Group; Senior
                                                                     Vice President and General
                                                                     Counsel, Financial Research
                                                                     Corporation

(1) Member of Audit Committee.
(2) Member of Contract Review Committee.
(3) Member of Governance Committee.

(1) All Trustees serve until retirement or resignation from the Board. The current retirement age is 72.
(2) Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated per-sons of the CDC Nvest Funds Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.
(3) Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

                             REGULAR INVESTING PAYS

                                           FIVE GOOD REASONS TO INVEST REGULARLY

1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.


With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $25 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  THE POWER OF MONTHLY INVESTING

[CHART]

$100 -  $95,837
$200 - $191,673
$500 - $479,183

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

PLEASE CALL CDC NVEST FUNDS FOR A PROSPECTUS, WHICH CONTAINS MORE INFORMATION, INCLUDING CHARGES AND OTHER ONGOING EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS

TOTAL RETURN - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                CDC NVEST FUNDS


                         CDC Nvest AEW Real Estate Fund
                            CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                         CDC Nvest Capital Growth Fund
            CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                      CDC Nvest International Equity Fund
                 CDC Nvest Jurika & Voyles Relative Value Fund
                CDC Nvest Jurika & Voyles Small Cap Growth Fund
                        CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                  CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                        CDC Nvest Municipal Income Fund
                             CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                         CDC Nvest Star Small Cap Fund
                           CDC Nvest Star Value Fund
                         CDC Nvest Star Worldwide Fund
                        CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

     *Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                              INVESTMENT MANAGERS

                          AEW Management and Advisors
                           Capital Growth Management
                          Hansberger Global Investors
                        Harris Associates/Oakmark Funds
                                Jurika & Voyles
                            Loomis, Sayles & Company
                                Mercury Advisors
                                Miller Anderson
                          Montgomery Asset Management
                         Reich & Tang Asset Management
                            RS Investment Management
                          Vaughan, Nelson, Scarborough
                                  & McCullough
                            Westpeak Global Advisors

For current fund performance, ask your financial representative, access the CDC
    Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

[CDC NVEST FUNDS(SM) LOGO]
CDC IXIS Asset Managemnt Distributors


   P.O. Box 8551

Boston, Massachusetts

    02266-8551

www.cdcnvestfunds.com

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